Exhibit 99.2
RailAmerica, Inc. Second Quarter 2010 Earnings Conference Call July 29, 2010

2 Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "appears," "may," "will," "would," "could," "should," "seeks," "estimates" and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.'s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed with the Commission on March 26, 2010. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

3 Executive Summary John Giles, President and Chief Executive Officer

Second Quarter 2010 Overview 4 Strategic Focus Accomplishments Organic Growth Balance Sheet Strength External Growth Revenue increased 18% Carloads up 11% Average freight revenue per car up 6% Non-freight revenue up 22% Operating Income of $22.5 million Operating income before 45G benefit up 20%1 $142 million in cash as of 6/30/10 Redeemed $74 million of senior notes Flexible debt terms Atlas acquisition closed in July 2010 Well positioned to pursue further opportunities Acquisitions Industrial Development ______________________ Note: (1) See page 26 for a reconciliation to GAAP. Reported operating income down 2%.

Second Quarter 2010 Revenue 5 Q2 2010 revenue up 18% versus Q2 2009. All elements of revenue increased with the strongest gains in volume growth. ($ in millions)

6 Second Quarter 2010 Carloads 6 ______________________ Note: Numbers may not add or recalculate due to rounding SECOND QUARTER SUMMARY Volumes Driven By Overall Economic Strength Manufacturing Capacity Brought Online GROWTH DRIVERS Continued Economic Recovery Industrial Development Opportunities

Average Freight Revenue Per Carload 7 Change in Average Freight Revenue per Carload (Versus Prior Year Period)

Second Quarter 2010 Non-Freight Revenue 8 Non-Freight Revenue ______________________ Note: Numbers may not add or recalculate due to rounding Non-freight revenue grew 22% primarily due to strength in car storage, car repair and other.

Second Quarter Operating Ratio 9 Operating Ratio - before 45G benefit1 improved. Improvement in non-fuel cost items resulted in a 200 basis point favorable impact. 160 basis point change due to loss/gain on sale of assets, and 40 basis points due to other items. Higher fuel expense resulted in a 170 basis point unfavorable impact. Higher fuel prices partially offset by improvements in fuel efficiency. ______________________ Note: (1) See page 26 for a reconciliation to GAAP. GAAP Operating Ratio of 80.8% in Q2 2010 and 77.0% in Q2 2009. (2) Excludes monetization of 45G tax credits .

Productivity Q2 2009 versus Q2 2010 10 5% Improvement 13% Improvement 8% Improvement ______________________ Note: (1) Railroad costs, exclude corporate or regional headquarters costs. Excludes casualty & insurance costs and third party switching operations. (2) $'s in local currency to make foreign exchange neutral. (3) KGTM = thousand gross ton miles (4) 2009 includes management adjustments for favorable credits, 2009 number unadjusted is $7.25/KGTM 4% Improvement

Safety Performance ______________________ Note: For RailAmerica includes Canadian railroads. Excludes OVRR. RA data through June 30; G&W through March 31, and all others through April 30 PI ratio rate per 200,000 man hours worked FRA = Federal Railroad Administration 11

Safety Performance 12 RA FRA Reportable Train Accidents Q2 YTD (1) Human Factor RA FRA Reportable Train Accidents Q2 YTD (1) ______________________ Note: (1) Includes Canadian railroads. Excludes OVRR. FRA = Federal Railroad Administration

13 Productivity Initiatives

Acquired in July 2010 for $21.5 million in cash plus closing adjustments for working capital (estimated at $2.5 million) Atlas was founded in 1955, is based near Pittsburgh, PA and provides a variety of railroad construction services to several end use segments Engineering, Construction, Maintenance and Repair Short line and regional railroads, industrial customers, and public transit agencies Poised for growth Railroad infrastructure spending from government stimulus and railroads upgrading and maintaining rail lines Public investment in passenger rail Expand Atlas geographic reach across RailAmerica footprint Operating synergies Expectations over the next twelve months ~ $25 million in revenue ~ $3.5 million in operating income and ~ $2.1 million depreciation and amortization 14 Atlas Acquisition

Strategic Focus 15 Organic Growth Balance Sheet Strength External Growth

16 Second Quarter 2010 Financial Review Clyde Preslar, Chief Financial Officer

17 Second Quarter 2010 Results Compared to Prior Year 17 Second Quarter Results ______________________ Note: Numbers may not add due to rounding NM = not meaningful

18 Second Quarter 2010 Selected Items 18 ______________________ Note: (1) Negative impact is shown as brackets ( ). Above items tax effected at 39%. (2) Q2 2010 cash taxes paid were $1.5 million. (3) Numbers may not add due to rounding. (4) Per diluted share

19 19 Second Quarter 2010 Detailed Results Compared to Prior Year ______________________ Note: (1) See pages 27 to 28 for a reconciliation to GAAP. Net cash provided by (used in) operating activities of $33.3 million and ($37.0) million for Q2 2010 and Q2 2009, respectively.

20 Capital Expenditures 20 Capital Expenditures ______________________ Note: Numbers may not add due to rounding

Capitalization 21 Capitalization ______________________ Note: Numbers may not add due to rounding

Q3 and FY 2010 Estimates 22 ______________________ Note: (1) Assumes no acquisitions or debt repayment and does not include interest income on cash balances. (2) Assumes legislation is extended for 2010 at current rates & retroactive to 1/1/10.

23

24 Appendix

Swap Amortization ______________________ Note: (1) Numbers may not add due to rounding 25

26 Operating Income and Operating Ratio Before 45G Benefit Reconciliation to GAAP 26

27 Adjusted EBITDA Reconciliation to GAAP 27

28 Adjusted EBITDA Reconciliation to GAAP (continued) 28

29 Adjusted loss from continuing operations Reconciliation to GAAP 29 ______________________ Note: (1) Numbers may not add due to rounding

30 Adjusted loss from continuing operations Reconciliation to GAAP (continued) 30 ______________________ Note: (1) Numbers may not add due to rounding